GMACM HOME EQUITY LOAN TRUST 2002-HE4

                        GMAC MORTGAGE [GRAPHIC OMITTED]


                          $[355,000,000] (APPROXIMATE)

                          SUBJECT TO A +/- 10% VARIANCE

           FGIC Financial Guaranty Insurance Company (Graphic Omitted)

                                 Credit Enhancer


                    RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
                                    Depositor


                            GMAC MORTGAGE CORPORATION
                               Seller and Servicer


                    RBS GREENWICH CAPITAL (Graphic Omitted)



________________________________________________________________________________
This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


                    RBS Greenwich Capital [GRAPHIC OMITTED]

PRELIMINARY TERM SHEET                                PREPARED: OCTOBER 22, 2002

                          $[355,000,000] (APPROXIMATE)
                      GMACM HOME EQUITY LOAN TRUST 2002-HE4

                                (CREDIT ENHANCER)

=========== =============== =========== =================== ============= =================== =============
                 Note       WAL (Yrs.)    Payment Window                   Expected Rating    Legal Final
 Class(1)     Balance(2)    Call/Mat(3)      Call/Mat        Note Rate      (S&P/Moody's)       Maturity
                                           (Months)(3)
=========== =============== =========== =================== ============= =================== =============
=========== =============== =========== =================== ============= =================== =============
   A-1        $355,000,000  1.00/1.00       1-25/1-25       Variable(4)        AAA/Aaa        August 2032
   A-2        $259,510,000     N/A             N/A             Fixed           AAA/Aaa            N/A
   A-IO           Notional     N/A             N/A            Fixed(5)         AAA/Aaa         April 2005

  TOTAL     $[614,510,000]
=========== =============== =========== =================== ========== = ==================== =============


(1) The Class A-1, Class A-2, and Class A-IO Notes are backed by a pool of closed-end, fixed-rate, primarily second-lien home equity loans (the "Mortgage Loans").
(2)     Subject to a plus or minus 10% variance.
(3) The Weighted Average Life and Payment Windows are shown to the Optional Redemption (as defined herein) and to the maturity based on the Pricing Prepayment Assumption (as described herein).
(4) The Class A-1 Notes will accrue interest at a rate equal to the least of (i) One Month LIBOR plus the related margin, (ii) the Net WAC Rate and (iii) [10.0%].
(5) The Class A-IO Notes are not entitled to any principal payments, but will accrue interest on a notional balance. The notional balance will be equal to the lesser of (i) $[61,451,000] and (ii) the aggregate principal balance of the Mortgage Loans. The Class A-IO Notes will accrue interest at a rate equal to [7.50]% for each Payment Date up to and including the Payment Date in April 2005 and [0.00]% thereafter.


  Depositor:              Residential Asset Mortgage Products, Inc.

Seller and Servicer:      GMAC Mortgage Corporation ("GMACM").

Bond Insurer:             Financial Guaranty Insurance Company ("FGIC").

Lead Manager:             Greenwich Capital Markets, Inc.

Co-Managers:              GMAC Commercial Holding Capital Markets Corp.
                          Bear Stearns Co. Inc.
                          Lehman Brothers


Owner Trustee:            Wilmington Trust Company.

________________________________________________________________________________
This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


                    RBS Greenwich Capital [GRAPHIC OMITTED]

Indenture Trustee:  Wells Fargo Bank Minnesota, N.A.

Notes:

                    The Class A-1 and Class A-2 Notes (collectively, the "CLASS A NOTES") and the Class A-IO Notes (together with the Class A Notes, the "NOTES"). The Class A-1 and Class A-IO Notes (collectively, the "OFFERED NOTES") are being offered publicly.

Federal

                    Tax Status: It is anticipated that the Notes will represent ownership of regular interests in a real estate mortgage investment conduit and will be treated as representing ownership of debt for federal income tax purposes.

Registration:


                    The Notes will be available in book-entry form through DTC and only upon request through Clearstream, Luxembourg and the Euroclear System.

Cut-off Date:       October 1, 2002.

Expected Pricing Date:

                    On or about October [23], 2002.

Expected Closing Date:

                    On or about October 30, 2002.

Payment Date:

                    The 25th day of each month (or if not a business day, the next succeeding business day) commencing in November 2002.

Interest Accrual Period:

                    With respect to each Payment Date, the "INTEREST ACCRUAL PERIOD" with respect to the Class A-1 Notes will be calculated beginning on the previous Payment Date (or, in the case of the first Payment Date, the Closing Date) and ending on the day prior to such Payment Date. Interest on the Class A-1 Notes will be calculated on an actual/360 basis.

                    The Interest Accrual Period with respect to the Class A-IO Notes for a given Payment Date will be the calendar month proceeding the month in which such Payment Date occurs. Interest on the Class A-IO Notes will accrue on a 30-day month and a 360-day year.

Accrued Interest:

                    The Class A-1 Notes will settle flat. The price to be paid by investors for the Class A-IO Notes will include "ACCRUED INTEREST" from October 1, 2002 up to, but not including, the Closing Date (29 days).

Credit Enhancement:

                    Excess  spread,   overcollateralization  and  a  Policy  (as
                    defined herein) to be provided by FGIC.

ERISA Eligibility:

                    The Notes are expected to be ERISA eligible. Prospective investors must review the Prospectus and Prospectus Supplement and consult with their professional advisors for a more detailed description of these matters prior to investing in the Notes.

SMMEA Treatment:

                    The Notes WILL NOT constitute "mortgage related securities" for purposes of SMMEA.

Optional Redemption:

                    A principal payment may be made to redeem the Notes upon the exercise by the Servicer of its option to purchase the Mortgage Loans together with the assets of the trust after the aggregate principal balance of the Mortgage Loans has been reduced to an amount less than 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.
________________________________________________________________________________
This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

                    RBS Greenwich Capital [GRAPHIC OMITTED]

Pricing Prepayment
Assumption:         Months 1 through Month 12:             [12% CPR - 35% CPR]
                    Months 13 through Month 24:            [35% CPR]
                    Months 25 through Month 36:            [35% CPR - 30% CPR]
                    Month 37 and thereafter:               [30% CPR]

Net Loan Rate:

                    The "NET LOAN RATE" for any Mortgage Loan will be equal to the mortgage rate for such Mortgage Loan less the servicing fee rate.

Net WAC Rate:

                    The "NET WAC RATE" for any Payment Date is a per annum rate equal to the excess, if any, of (i) the weighted average of the Net Loan Rate of the Mortgage Loans, weighted on the basis of the aggregate principal balances thereof as of the due date in the month preceding the month of such Payment Date, over (ii) the percentage equivalent of a fraction, (1) the numerator of which is the sum of (A) the product of (i) the insurer premium rate and (ii) the aggregate principal balance of the Class A Notes and (B) the product of (i) the note rate for the Class A-IO Notes for such Payment Date and
                    (ii) the Class A-IO notional amount immediately prior to such Payment Date and (2) the denominator of which is the aggregate principal balance of the Mortgage Loans as of the due date in the month preceding the month of such Payment Date. For the Class A-1 Notes only, the Net WAC Rate is adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis.

Mortgage Loans:

                    The "MORTGAGE LOANS" consist of a pool of closed-end, fixed-rate, primarily second lien home equity loans. As of the Cut-off Date, the aggregate principal balance of the Mortgage Loans was approximately $614,510,715. See the attached collateral descriptions for additional information on the Mortgage Loans.

Overcollateralization
Amount:

                    The "OVERCOLLATERALIZATION AMOUNT" is equal to the excess of the aggregate principal balance of the Mortgage Loans over the aggregate principal balance of the Class A Notes. On or after the Payment Date in February 2003, to the extent the Overcollateralization Amount is equal to an amount below the Overcollateralization Target Amount, excess spread will be directed to build the Overcollateralization Amount until the Overcollateralization Target Amount is reached.


Target Overcollateralization
Amount:

                    On and after the Payment Date in February 2003 and prior to the Stepdown Date, excess spread, will be applied as a payment of principal on the Notes, then entitled to principal, to build the Overcollateralization Amount until such amount equals [1.25]% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the "OVERCOLLATERALIZATION TARGET AMOUNT"). After the Stepdown Date, the Overcollateralization Target Amount will be allowed to step down to a certain amount (specified in the Indenture, subject to certain performance triggers) provided that the Overcollateralization Target Amount may not be less



________________________________________________________________________________
This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


                    RBS Greenwich Capital [GRAPHIC OMITTED]
                    than [0.50]% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

Stepdown Date:

                    The later to occur of:


                    (i) the  Payment  Date in [May  2005];  and,

                    (ii) the first Payment Date in which the aggregate principal balance of the Mortgage Loans is less than 50% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

The Policy:

                    FGIC will issue a note insurance policy ("THE POLICY") with respect to the Notes which will guarantee timely payment of interest and ultimate repayment of principal to the holders of the Notes.

Priority of
Distributions:

                    Available funds will be distributed in the following order of priority:

                    1)to the Bond Insurer, its premium;

                    2) to the holders of the Notes, accrued interest and any unpaid interest;

                    3)to the  holders  of the Class  A-1 and  Class  A-2  Notes, principal, sequentially;

                    4)to the Bond Insurer,  for  unreimbursed  draws made on the
                         Policy;

                    5)to the  holders  of the Class  A-1 and  Class  A-2  Notes, sequentially, any extra principal amount to build overcollateralization, if required;

                    6)to the  holders  of the  Class A Notes,  for any  interest shortfalls due to the Net WAC Rate;

                    7)to the indenture  trustee , any unpaid  expenses and other reimbursable amounts; and

                    8)any remaining amounts to holders of the certificates.




________________________________________________________________________________
This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


                    RBS Greenwich Capital [GRAPHIC OMITTED]

             COMPUTATIONAL MATERIALS DISCLAIMER


The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


                    RBS Greenwich Capital [GRAPHIC OMITTED]

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.


                          WEIGHTED AVERAGE LIFE TABLES




Class A-1 To Call/Maturity

Pricing Prepay          0% PPC          35%PPC          65% PPC         100% PPC        130% PPC        150%PPC         175% PPC
Assumption

WAL (yr)                6.53            2.36            1.45            1.00            0.80            0.71            0.62
MDUR (yr)               5.94            2.26            1.40            0.98            0.79            0.70            0.61
First Prin Pay          11/25/02        11/25/02        11/25/02        11/25/02        11/25/02        11/25/02        11/25/02
Last Prin Pay           03/25/15        02/25/08        12/25/05        11/25/04        05/25/04        03/25/04        12/25/03




                     RBS Greenwich Capital [GRAPHIC OMITTED]

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The  information  contained  herein will be superseded by the description of the
mortgage  loans  contained  in  the  prospectus  supplement.   Such  information
supersedes the information in all prior collateral term sheets, if any.


                            MORTGAGE LOAN STATISTICS
                             AS OF THE CUT-OFF DATE


TOTAL CURRENT BALANCE:      $614,510,714.84
NUMBER OF LOANS:                     17,532

                                                MINIMUM              MAXIMUM
AVG CURRENT BALANCE:             $35,050.81   $2,400.66           $274,692.76

WAVG LOAN RATE:                   8.7995  %      5.6500  %            14.3750  %
WAVG ORIGINAL COMBINED LTV:        77.64  %        2.78  %             100.00  %
WAVG JR RATIO:                     25.10  %        2.01  %              98.98  %

WAVG FICO SCORE:                     696            568                   821

WAVG DTI:                          38.71  %        3.34  %              74.15  %

WAVG ORIGINAL TERM:           218.76  months      60.00  months   360.00  months
WAVG REMAINING TERM:          216.77  months      52.00  months   347.00  months

TOP STATE CONC ($):       35.32 %  California, 5.81 %  Florida, 5.64 %  New York
MAXIMUM ZIP CODE CONC ($):          0.35 %  91709

ORIGINATION DATE:                                  Mar 02,2001     Sep 27, 2002

FIRST PAY DATE:                                   Aug 01, 2001     Nov 01, 2002

MATURE DATE:                                      Jan 01, 2007     Aug 01, 2031




                    RBS Greenwich Capital [GRAPHIC OMITTED]

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The  information  contained  herein will be superseded by the description of the
mortgage  loans  contained  in  the  prospectus  supplement.   Such  information
supersedes the information in all prior collateral term sheets, if any.



                                                                               % OF AGGREGATE
                                                                                  PRINCIPAL
                                                         PRINCIPAL BALANCE         BALANCE
                                                                               OUTSTANDING AS
                                        NUMBER OF        OUTSTANDING AS OF           OF
                                                                                 THE CUT-OFF
PROPERTY TYPE:                        MORTGAGE LOANS      THE CUT-OFF DATE          DATE
----------------------------------   -----------------   -------------------   ----------------
 Single Family                                 15,020        529,306,171.33              86.13
 PUD                                            1,187         43,031,547.94               7.00
 Condominium                                    1,105         33,654,656.94               5.48
 2-4  Family                                      199          7,874,212.15               1.28
 Manufactured Housing                              21            644,126.48               0.10
----------------------------------   -----------------   -------------------   ----------------
TOTAL                                          17,532        614,510,714.84             100.00
==================================   =================   ===================   ================

                                                                               % OF AGGREGATE
                                                                                  PRINCIPAL
                                                         PRINCIPAL BALANCE         BALANCE
                                                                               OUTSTANDING AS
                                        NUMBER OF        OUTSTANDING AS OF           OF
                                                                                 THE CUT-OFF
CURRENT BALANCE ($):                  MORTGAGE LOANS      THE CUT-OFF DATE          DATE
----------------------------------   -----------------   -------------------   ----------------
         0.01  -    25,000.00                   7,061        135,803,632.99              22.10
    25,000.01  -    50,000.00                   7,891        289,123,234.28              47.05
    50,000.01  -    75,000.00                   1,750        107,287,614.42              17.46
    75,000.01  -   100,000.00                     634         55,830,270.75               9.09
   100,000.01  -   125,000.00                     101         11,379,291.11               1.85
   125,000.01  -   150,000.00                      61          8,478,868.49               1.38
   150,000.01  -   175,000.00                      12          1,985,659.82               0.32
   175,000.01  -   200,000.00                      15          2,884,228.26               0.47
   200,000.01  -   225,000.00                       1            220,000.00               0.04
   225,000.01  -   250,000.00                       5          1,243,221.96               0.20
   250,000.01  -   275,000.00                       1            274,692.76               0.04
----------------------------------   -----------------   -------------------   ----------------
TOTAL                                          17,532        614,510,714.84             100.00
==================================   =================   ===================   ================

                                                                               % OF AGGREGATE
                                                                                  PRINCIPAL
                                                         PRINCIPAL BALANCE         BALANCE
                                                                               OUTSTANDING AS
                                        NUMBER OF        OUTSTANDING AS OF           OF
                                                                                 THE CUT-OFF
COMBINED LTV (%):                     MORTGAGE LOANS      THE CUT-OFF DATE          DATE
----------------------------------   -----------------   -------------------   ----------------
    0.01  -   40.00                               990         32,935,687.25               5.36
  40.01  -   50.00                                560         21,179,363.60               3.45
  50.01  -   60.00                                831         31,139,317.41               5.07
  60.01  -   70.00                              1,517         55,642,265.67               9.05
  70.01  -   80.00                              4,067        154,036,430.22              25.07
  80.01  -   90.00                              6,095        201,475,958.45              32.79
  90.01  - 100.00                               3,472        118,101,692.24              19.22
----------------------------------   -----------------   -------------------   ----------------
TOTAL                                          17,532        614,510,714.84             100.00
==================================   =================   ===================   ================


                    RBS Greenwich Capital [GRAPHIC OMITTED]

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The  information  contained  herein will be superseded by the description of the
mortgage  loans  contained  in  the  prospectus  supplement.   Such  information
supersedes the information in all prior collateral term sheets, if any.



                                                                               % OF AGGREGATE
                                                                                  PRINCIPAL
                                                         PRINCIPAL BALANCE         BALANCE
                                                                               OUTSTANDING AS
                                        NUMBER OF        OUTSTANDING AS OF           OF
                                                                                 THE CUT-OFF
STATE:                                MORTGAGE LOANS      THE CUT-OFF DATE          DATE
----------------------------------   -----------------   -------------------   ----------------
 California                                     5,456        217,064,606.31              35.32
 Florida                                        1,167         35,711,152.92               5.81
 New York                                         852         34,657,974.23               5.64
 New Jersey                                       925         34,327,385.17               5.59
 Texas                                            864         29,217,879.40               4.75
 Michigan                                         701         20,831,074.19               3.39
 Pennsylvania                                     619         20,204,194.08               3.29
 Virginia                                         515         17,497,670.63               2.85
 Arizona                                          419         12,950,617.12               2.11
 Georgia                                          403         12,788,719.01               2.08
 Illinois                                         392         12,429,754.95               2.02
 All Others ( 38 ) + DC                         5,219        166,829,686.83              27.15
----------------------------------   -----------------   -------------------   ----------------
TOTAL                                          17,532        614,510,714.84             100.00
==================================   =================   ===================   ================

                                                                               % OF AGGREGATE
                                                                                  PRINCIPAL
                                                         PRINCIPAL BALANCE         BALANCE
                                                                               OUTSTANDING AS
                                        NUMBER OF        OUTSTANDING AS OF           OF
                                                                                 THE CUT-OFF
JR RATIO (%):                         MORTGAGE LOANS      THE CUT-OFF DATE          DATE
----------------------------------   -----------------   -------------------   ----------------
    0.001  -    10.000                          1,465         29,241,758.11               5.24
  10.001  -    20.000                           7,437        212,033,112.25              37.99
  20.001  -    30.000                           4,159        164,276,095.27              29.43
  30.001  -    40.000                           1,760         82,032,724.25              14.70
  40.001  -    50.000                             713         37,985,232.24               6.81
  50.001  -    60.000                             307         16,602,960.92               2.97
  60.001  -    70.000                             159          8,632,046.03               1.55
  70.001  -    80.000                              79          4,249,231.08               0.76
  80.001  -    90.000                              31          2,066,898.84               0.37
  90.001  -  100.000                               23          1,032,561.18               0.18
----------------------------------   -----------------   -------------------   ----------------
TOTAL                                          16,133        558,152,620.17             100.00
==================================   =================   ===================   ================



                    RBS Greenwich Capital [GRAPHIC OMITTED]

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The  information  contained  herein will be superseded by the description of the
mortgage  loans  contained  in  the  prospectus  supplement.   Such  information
supersedes the information in all prior collateral term sheets, if any.



                                                                               % OF AGGREGATE
                                                                                  PRINCIPAL
                                                         PRINCIPAL BALANCE         BALANCE
                                                                               OUTSTANDING AS
                                        NUMBER OF        OUTSTANDING AS OF           OF
                                                                                 THE CUT-OFF
LOAN RATE (%):                        MORTGAGE LOANS      THE CUT-OFF DATE          DATE
----------------------------------   -----------------   -------------------   ----------------
   5.000  -   5.999                                 4            215,830.47               0.04
   6.000  -   6.999                               431         16,319,563.22               2.66
   7.000  -   7.999                             4,955        193,270,293.11              31.45
   8.000  -   8.999                             5,618        205,366,378.84              33.42
   9.000  -   9.999                             2,803         90,266,847.12              14.69
 10.000  - 10.999                               1,503         47,464,130.04               7.72
 11.000  - 11.999                               1,127         32,305,283.01               5.26
 12.000  - 12.999                                 840         23,303,496.98               3.79
 13.000  - 13.999                                 248          5,947,718.60               0.97
 14.000  - 14.999                                   3             51,173.45               0.01
----------------------------------   -----------------   -------------------   ----------------
TOTAL                                          17,532        614,510,714.84             100.00
==================================   =================   ===================   ================

                                                                               % OF AGGREGATE
                                                                                  PRINCIPAL
                                                         PRINCIPAL BALANCE         BALANCE
                                                                               OUTSTANDING AS
                                        NUMBER OF        OUTSTANDING AS OF           OF
REMAINING TERM                                                                   THE CUT-OFF
(MONTHS):                             MORTGAGE LOANS      THE CUT-OFF DATE          DATE
----------------------------------   -----------------   -------------------   ----------------
     0  -   60                                    592         13,744,002.83               2.24
   61  - 120                                    3,249         93,236,975.07              15.17
 121  - 180                                     6,884        232,623,864.40              37.86
 181  - 240                                       792         32,110,108.25               5.23
 241  - 300                                     6,014        242,776,030.79              39.51
 301  - 360                                         1             19,733.50               0.00
----------------------------------   -----------------   -------------------   ----------------
TOTAL                                          17,532        614,510,714.84             100.00
==================================   =================   ===================   ================

                                                                               % OF AGGREGATE
                                                                                  PRINCIPAL
                                                         PRINCIPAL BALANCE         BALANCE
                                                                               OUTSTANDING AS
                                        NUMBER OF        OUTSTANDING AS OF           OF
                                                                                 THE CUT-OFF
LIEN:                                 MORTGAGE LOANS      THE CUT-OFF DATE          DATE
----------------------------------   -----------------   -------------------   ----------------
 Second                                        16,133        558,152,620.17              90.83
 First                                          1,399         56,358,094.67               9.17
----------------------------------   -----------------   -------------------   ----------------
TOTAL                                          17,532        614,510,714.84             100.00
==================================   =================   ===================   ================

                    RBS Greenwich Capital [GRAPHIC OMITTED]

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The  information  contained  herein will be superseded by the description of the
mortgage  loans  contained  in  the  prospectus  supplement.   Such  information
supersedes the information in all prior collateral term sheets, if any.



                                                                               % OF AGGREGATE
                                                                                  PRINCIPAL
                                                         PRINCIPAL BALANCE         BALANCE
                                                                               OUTSTANDING AS
                                        NUMBER OF        OUTSTANDING AS OF           OF
                                                                                 THE CUT-OFF
DTI (%):                              MORTGAGE LOANS      THE CUT-OFF DATE          DATE
----------------------------------   -----------------   -------------------   ----------------
    0.001  -  10.000                               29            795,113.67               0.13
  10.001  -  20.000                               606         20,311,504.45               3.31
  20.001  -  30.000                             2,695         89,590,341.88              14.58
  30.001  -  40.000                             5,804        198,124,089.77              32.24
  40.001  -  50.000                             7,255        259,190,914.50              42.18
  50.001  -  60.000                             1,103         44,858,722.63               7.30
              >
60.000                                             40          1,640,027.94               0.27
----------------------------------   -----------------   -------------------   ----------------
TOTAL                                          17,532        614,510,714.84             100.00
==================================   =================   ===================   ================

                                                                               % OF AGGREGATE
                                                                                  PRINCIPAL
                                                         PRINCIPAL BALANCE         BALANCE
                                                                               OUTSTANDING AS
                                        NUMBER OF        OUTSTANDING AS OF           OF
                                                                                 THE CUT-OFF
DOCUMENTATION:                        MORTGAGE LOANS      THE CUT-OFF DATE          DATE
----------------------------------   -----------------   -------------------   ----------------
 Standard                                      17,096        598,589,888.80              97.41
 Family First Direct                              299         11,374,187.95               1.85
 Stated Income                                     36          1,338,766.59               0.22
 No Income/No Appraisal                            26            710,124.31               0.12
 Select                                            17            669,654.21               0.11
 GM Expanded Family                                21            601,903.55               0.10
 No Income Verification                            10            450,630.35               0.07
 Super Express                                     11            368,656.82               0.06
 Streamline                                        13            349,991.98               0.06
 Relocation                                         2             38,319.52               0.01
* Express                                           1             18,590.76               0.00
----------------------------------   -----------------   -------------------   ----------------
TOTAL                                          17,532        614,510,714.84             100.00
==================================   =================   ===================   ================

* Less than 0.005% but greater than 0.000%
                                                                               % OF AGGREGATE
                                                                                  PRINCIPAL
                                                         PRINCIPAL BALANCE         BALANCE
                                                                               OUTSTANDING AS
                                        NUMBER OF        OUTSTANDING AS OF           OF
                                                                                 THE CUT-OFF
OCCUPANCY:                            MORTGAGE LOANS      THE CUT-OFF DATE          DATE
----------------------------------   -----------------   -------------------   ----------------
 Owner Occupied                                17,442        611,278,770.58              99.47
 Second Home                                       90          3,231,944.26               0.53
----------------------------------   -----------------   -------------------   ----------------
TOTAL                                          17,532        614,510,714.84             100.00
==================================   =================   ===================   ================


                    RBS Greenwich Capital [GRAPHIC OMITTED]

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The  information  contained  herein will be superseded by the description of the
mortgage  loans  contained  in  the  prospectus  supplement.   Such  information
supersedes the information in all prior collateral term sheets, if any.



                                                                               % OF AGGREGATE
                                                                                  PRINCIPAL
                                                         PRINCIPAL BALANCE         BALANCE
                                                                               OUTSTANDING AS
                                        NUMBER OF        OUTSTANDING AS OF           OF
                                                                                 THE CUT-OFF
PURPOSE:                              MORTGAGE LOANS      THE CUT-OFF DATE          DATE
----------------------------------   -----------------   -------------------   ----------------
 Debt Consolidation                            10,444        377,460,723.78              61.42
 Cash Out                                       4,845        148,148,951.28              24.11
 Rate/Term                                      1,162         54,119,023.51               8.81
 Purchase                                         748         23,780,152.72               3.87
 Home Improvement                                 181          5,759,872.98               0.94
 Other                                            150          5,183,891.15               0.84
 Education                                          2             58,099.42               0.01
----------------------------------   -----------------   -------------------   ----------------
TOTAL                                          17,532        614,510,714.84             100.00
==================================   =================   ===================   ================

                                                                               % OF AGGREGATE
                                                                                  PRINCIPAL
                                                         PRINCIPAL BALANCE         BALANCE
                                                                               OUTSTANDING AS
                                        NUMBER OF        OUTSTANDING AS OF           OF
                                                                                 THE CUT-OFF
ORIGINATION YEAR:                     MORTGAGE LOANS      THE CUT-OFF DATE          DATE
----------------------------------   -----------------   -------------------   ----------------
 2001                                              11            329,773.69               0.05
 2002                                          17,521        614,180,941.15              99.95
----------------------------------   -----------------   -------------------   ----------------
TOTAL                                          17,532        614,510,714.84             100.00
==================================   =================   ===================   ================

                    RBS Greenwich Capital [GRAPHIC OMITTED]

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The  information  contained  herein will be superseded by the description of the
mortgage  loans  contained  in  the  prospectus  supplement.   Such  information
supersedes the information in all prior collateral term sheets, if any.



                                                                               % OF AGGREGATE
                                                                                  PRINCIPAL
                                                         PRINCIPAL BALANCE         BALANCE
                                                                               OUTSTANDING AS
                                        NUMBER OF        OUTSTANDING AS OF           OF
                                                                                 THE CUT-OFF
FICO SCORE:                           MORTGAGE LOANS      THE CUT-OFF DATE          DATE
----------------------------------   -----------------   -------------------   ----------------
Not Available                                      14            518,475.68               0.08
 560  - 579                                         6            171,515.08               0.03
 580  - 599                                       638         17,484,526.41               2.85
 600  - 619                                       898         25,178,808.21               4.10
 620  - 639                                     1,660         52,433,466.88               8.53
 640  - 659                                     2,138         71,328,192.83              11.61
 660  - 679                                     2,047         70,643,941.69              11.50
 680  - 699                                     2,133         80,133,452.36              13.04
 700  - 719                                     2,077         79,766,488.48              12.98
 720  - 739                                     2,072         78,380,299.87              12.75
 740  - 759                                     1,634         59,290,342.40               9.65
 760  - 779                                     1,284         44,737,547.74               7.28
 780  - 799                                       786         28,910,223.10               4.70
 800  - 819                                       142          5,417,096.54               0.88
 820  - 821                                         3            116,337.57               0.02
----------------------------------   -----------------   -------------------   ----------------
TOTAL                                          17,532        614,510,714.84             100.00
==================================   =================   ===================   ================




                    RBS Greenwich Capital [GRAPHIC OMITTED]